UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2025
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Preferred Share Purchase Rights	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On November 10, 2025, Lee Enterprises, Incorporated (the “Company,” “we” or “our”) posted a press release on its website (lee.net) as set forth on Exhibit 99.1 hereto with respect to its intent to pursue a rights offering and a special meeting of stockholders (the “Special Meeting”). Exhibit 99.1 is incorporated by reference into this Item 7.01.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Important Additional Information

This communication is being made in regard to the Company’s proxy statement for its Special Meeting and the proposals set forth therein. In connection therewith, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on November 3, 2025, and the Company intends to file a definitive proxy statement with the SEC along with any other relevant documents. The definitive proxy statement will be mailed or otherwise made available through permissible means to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT ONCE AVAILABLE REGARDING THE PROPOSALS SET FORTH THEREIN AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS SET FORTH THEREIN. This Current Report is not a substitute for the proxy statement or any other document that the Company may file with the SEC. Stockholders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the “Investor Relations” section of the Company’s website (https://investors.lee.net/).

The Company and members of the Company’s board of directors (the “Board”) may be deemed to be “participants” under SEC rules in any solicitation of the Company’s stockholders in respect of the Company’s proposals set forth in the definitive proxy statement. Neither the Company nor any of the directors of the Board have a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon in connection with the Company’s proxy statement for the Special Meeting, except as set forth in the definitive proxy statement.

Forward Looking Statements

Certain of the Company’s statements in Exhibit 99.1 are forward-looking statements, such as statements related to Proposed Rights Offering (including any issuance of capital stock), any proposals brought forward at and the outcome of the vote at the Special Meeting, enhancement of stockholder value, capital markets activities and long-term strategic planning. Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believes”, “expects”, “anticipates”, “intends”, “plans”, “projects”, “considers” and similar expressions) generally should be considered forward-looking statements. Statements regarding our plans, strategies, prospects and expectations regarding our business and industry and our responses thereto may have on our future operations, are forward-looking statements. These forward-looking statements speak only as of the date of this report. They reflect our expectations and are not guarantees of performance. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this report. We do not undertake to publicly update or revise our forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	November 10, 2025	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer